Loan # 002069

Amendment No. 3 to Loan Agreement - TerrAscend

THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS ARE SUBJECT TO STRICT REQUIREMENTS FOR ONGOING REGULATORY COMPLIANCE BY THE PARTIES HERETO, INCLUDING, WITHOUT LIMITATION, REQUIREMENTS THAT THE PARTIES TAKE NO ACTION IN VIOLATION OF EITHER ANY STATE CANNABIS LAWS OR THE GUIDANCE OR INSTRUCTION OF THE REGULATOR. SECTION 12.27(b) OF THE LOAN AGREEMENT CONTAINS SPECIFIC REQUIREMENTS AND COMMITMENTS BY THE PARTIES TO MAINTAIN FULLY THEIR RESPECTIVE COMPLIANCE WITH STATE CANNABIS LAWS AND THE REGULATOR. THE PARTIES UNDERSTAND THE REQUIREMENTS OF SECTION 12.27(b) OF THE LOAN AGREEMENT.

AMENDMENT NO. 3 TO LOAN AGREEMENT

AMENDMENT NO. 3 TO LOAN AGREEMENT, dated November [ ], 2023 (this “Third Amendment”), is made by and among TERRASCEND NJ LLC, a New Jersey limited liability company (“TerrAscend NJ”), HMS HAGERSTOWN, LLC, a Delaware limited liability company (“MD Propco”), HMS PROCESSING LLC, a Maryland limited liability company (“MD Opco 1”), HMS HEALTH, LLC, a Maryland limited liability company (“MD Opco 2” and, together with MD Opco 1, individually and collectively, as the context may require, “MD Opco”; each of TerrAscend NJ, MD Propco and MD Opco are referred to herein individually and collectively, as the context may require, as “Borrower”), TERRASCEND CORP., an Ontario corporation (“Canadian Parent”), TERRASCEND USA, INC., a Delaware corporation (“American Parent” and, together with Canadian Parent, individually and collectively, as the context may require, “Parent”), WELL AND GOOD, INC., a Delaware corporation, and WDB HOLDING MD, INC., a Maryland corporation (Well and Good, Inc., Parent and WDB Holding MD, Inc. are referred to herein individually and collectively, as the context may require, as “Guarantor”), and PELORUS FUND REIT, LLC, a Delaware limited liability company (“Lender”).

RECITALS:

WHEREAS, reference is hereby made to the Loan Agreement, dated as of October 11, 2022 (as amended by that certain Amendment No. 1 to Loan Agreement, dated April 17, 2023 and that certain Amendment No. 2 to Loan Agreement, dated June 22, 2023, the “Existing Loan Agreement”, and as amended by this Third Amendment, the “Amended Loan Agreement”), by and among the Borrower, Guarantor, and Lender (capitalized terms used but not defined herein having the meaning provided in the Amended Loan Agreement);

WHEREAS, the Loan Parties have requested that Lender consent to certain amendments to the Loan Agreement on the terms set forth herein;

WHEREAS, Lender consents, on the terms and subject to the conditions set forth below, to this Third Amendment; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Third Amendment, including in the preamble and the recitals hereto, and not otherwise defined herein, shall have the meanings assigned to such terms in the Amended Loan Agreement.

SECTION 2. Amendments to Existing Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3 and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5, the Existing Loan Agreement is hereby amended in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

(a)
amend the definition of “Permitted Parent Indebtedness” in Section 1.1 of the Existing Loan Agreement as follows:

“Permitted Parent Indebtedness” means, in respect of Canadian Parent and American Parent, (a) the Debt, (b) the Existing Parent Indebtedness, provided that (i) Canadian Parent’s or American Parent’s, as applicable, guaranteed obligations in respect of such Indebtedness is not increased except by an amount equal to any commitments existing as of the Effective Date and unutilized thereunder and (ii) to the extent such Indebtedness is secured, such Indebtedness shall not be secured by any assets other than those assets now securing such Indebtedness as described on Schedule 6.7, (c) guarantees in respect of any Indebtedness incurred by any Subsidiary of a Parent formed or acquired after the Effective Date provided that (i) the debt service coverage ratio of such Indebtedness, as determined with respect to the Adjusted EBITDA of the Subsidiaries that are the primary borrowers of such Indebtedness, is not less than 1.75:1.00, such guarantees are unsecured and the lender thereunder is given no greater priority in payment than Lender has with respect to the Loan, and (ii) Lender is given prior written notice of such Indebtedness, (d) guarantees of Indebtedness secured solely by the Maplewood Assets and/or the Lodi Assets following a Permitted Disposal, provided that (i) the amount of such Indebtedness that is guaranteed by Parent does not exceed the aggregate amount of any reduction of the principal amount of the Existing Parent Indebtedness after the Effective Date, (ii) such guarantees are unsecured and the lender thereunder is given no greater priority in payment than Lender has with respect to the Loan, and (iii) Lender is given prior written notice of such Indebtedness, (e) obligations (contingent or otherwise) of Borrower or any Subsidiary existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments, investments, assets or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for speculative purposes, (f) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations, construction contracts, and other trade and commercial contracts in the ordinary course of business, (g) Indebtedness resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business; (h) Indebtedness consisting of the financing of insurance premiums not in excess of twelve (12) months in advance, (i) Indebtedness in the form of unsecured credit card facilities maintained in connection with the business of the TerrAscend Group not exceeding One Million Dollars ($1,000,000), (j) intercompany loans owed by Canadian Parent or American Parent to any of their respective Subsidiaries (other than any Local Loan Party), provided that each such intercompany loan is (i) unsecured, (ii) fully subordinate to the Loan, with no payments thereunder permitted while any portion of the Loan remains outstanding, and with the holder of such loan acknowledging such subordination in writing for the benefit of Lender, and (iii) subject to the terms of Section 9.6, with the holder of such loan acknowledging the same in writing for the benefit of Lender, (k) Indebtedness arising as a direct result of judgments, orders, awards or decrees against Canadian Parent or American Parent, as applicable, in each case not constituting an Event of Default, (l) unsecured Indebtedness representing any Taxes to the extent such Taxes are being contested by Canadian Parent or American Parent pursuant to a Permitted Contest, (m) Indebtedness constituting reimbursement obligations in respect of letters of credit and similar instruments issued for the account of Canadian Parent, American Parent or any of their respective Subsidiary, in an aggregate amount for all such Indebtedness not to exceed One Million and 00/100 Dollars ($1,000,000.00) at any one time outstanding, (n) unsecured Indebtedness in respect of those certain convertible debentures issued by Canadian Parent on or about June 22, 2023 pursuant to a private placement offering in an amount not to exceed $20,000,000 in the aggregate (the “Subscription Agreement for Convertible Debentures”), which debentures are to be issued pursuant to the terms of that certain Indenture dated on or about June 22, 2023 and are to rank pari passu with the Loan Guaranty; (o) unsecured guarantee in favor of Stearns Bank N.A. (and its successors and assigns) in respect of Indebtedness incurred by certain Subsidiaries of the Canadian Parent (other than the Loan Parties) not to exceed Twenty-Five Million and 0/100 Dollars ($25,000,000) and to rank pari passu with the Loan Guaranty; (p) other guarantees of Indebtedness for borrowed money of any Subsidiary of a Parent; provided that (i) the aggregate amount of all Indebtedness for borrowed money that is guaranteed by Parent does not exceed $304,500,000, (ii) such guarantees are unsecured and the lender thereunder is given no greater priority in payment than Lender has with respect to the Loan, and (iii) Lender is given prior written notice of such guarantee of Indebtedness and (~~p~~q) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Parent Indebtedness (b) through (~~o~~p) above, provided that (i) the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon the applicable Parent, (ii) such Indebtedness continues to satisfy the conditions to qualify as Permitted Parent Indebtedness as described in clauses (b) through (~~o~~p) above and (iii) Lender is given prior written notice of same.

SECTION 3. Conditions to Effectiveness. This Third Amendment shall not become effective until each of the following conditions precedent have been satisfied (such date referred to herein as the “Third Amendment Effective Date”):

(a)
Third Amendment. Lender shall have received this Third Amendment duly executed by the Loan Parties.

(b)
Authorization. All necessary corporate, limited liability, or other company action has been taken by each of the Loan Parties to enter into and perform its obligations under this Third Amendment and all other instruments and agreements required to be executed and delivered by any Loan Party hereunder.

(c)
Certificates. Lender shall have received a certificate of an authorized officer of each Loan Party (or other person duly authorized by the constituent documents of such Loan Party) dated the Third Amendment Effective Date and certifying that (i) that there have been no changes to such Loan Party’s organizational documents since last delivered to Lender, (ii) that attached thereto is a true and complete copy of resolutions (or equivalent authorizing actions) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of the Third Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Third Amendment Effective Date; and (iii) there have been no changes to the incumbency and specimen signatures of each officer or other duly authorized person executing the Third Amendment or any other document delivered in connection herewith on behalf of such Loan Party since last delivered to Lender.

(d)
Good Standing Certificates. Lender shall have received a certificate as to the good standing of Canadian Parent (to the extent such concept or a similar concept exists under the laws of the relevant jurisdiction) and of each other Loan Party as of a recent date from the applicable Governmental Authority (or other similar official or registry).

(e)
Costs and Expenses. The Borrower shall pay Lender for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with the amendment to the Loan Agreement described herein.

SECTION 4. RELEASE. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIMS, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, A “RELEASED PARTY”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER OR ANY LENDER RELATED PARTY AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOAN”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING,

TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND

EXECUTION OF THIS CONSENT. Further, each Loan Party represents, warrants, acknowledges, and confirms that, as of the date hereof, it has no knowledge of any action, cause of action, claim, demand, damage, or liability of whatever kind or nature, in law or in equity, against any Released Party arising from any action by such Persons, or failure of such Persons to act, under or in connection with any of the Loan Documents, in each case on or prior to the Effective Date.

SECTION 5. Representations and Warranties. The Borrower and each other Loan Party represents and warrants to Lender on the date hereof that:

(a)
the execution, delivery and performance of this Third Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;

(b)
this Third Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and

(c)
the representations and warranties of the Borrower contained in Article IV of the Loan Agreement are true and correct in all material respects on and as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

SECTION 6. Reaffirmation. Each Loan Party consents to the amendment of the Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Third Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Loan Agreement, this Third Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Third Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby reaffirms (i) its grant to Lender of a continuing security interest in and Lien upon the Collateral of such Loan Party, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan Documents, and further acknowledges and agrees that the Loan Documents continue to secure the Obligations, as modified pursuant to this Third Amendment, to the same extent as prior to giving effect to this Third Amendment, and (ii) its Guaranteed Obligations under the Loan Agreement shall remain in full force and effect after giving effect to this Third Amendment and the obligations under this this Third Amendment constitute “Guaranteed Obligations” for purposes of the Loan Agreement in accordance with the terms therein.

SECTION 7. Amendment, Modification and Waiver. This Third Amendment may not be amended, modified or waived except as permitted by Section 12.9 of the Loan Agreement.

SECTION 8. Entire Agreement. This Third Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Third Amendment Effective Date, each reference in the Loan Agreement to “this Third Amendment”, “hereunder,” “hereof” or words of like import referring the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

SECTION 9. Governing Law and Waiver of Right to Trial by Jury. THIS THIRD AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS THIRD AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. The waiver of marshalling of assets defense, arbitration, submission to jurisdiction, and waiver of right to trial by jury provisions in Sections 12.25 and 12.26 of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 10. Severability. To the extent permitted by law, any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11. Counterparts; Electronic Signature. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of an original executed counterpart of this Third Amendment.

SECTION 12. Loan Document; No Novation. On and after the Third Amendment Effective Date, this Third Amendment shall constitute a “Loan Document” for all purposes of the Amended Loan Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Third Amendment may be amended or waived solely by the parties hereto as set forth in 7 above). This Third Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents.

SECTION 13. No Course of Dealing. This Third Amendment shall not establish a course of dealing or be construed as evidence of any willingness on any Lender’s part to grant other or future amendments, extensions or modifications, should any be requested.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

TERRASCEND NJ LLC,

a New Jersey limited liability company

By:

Name: Keith Stauffer

Title: Authorized Officer

HMS HAGERSTOWN, LLC,

a Delaware limited liability company

By:

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

HMS PROCESSING LLC,

a Maryland limited liability company

By:

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

HMS HEALTH, LLC,

a Maryland limited liability company

By:

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

GUARANTORS:

TERRASCEND CORP., an Ontario corporation

By:

Name: Keith Stauffer

Title: Chief Financial Officer

TERRASCEND USA, INC., a Delaware

corporation

By: Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Secretary

WELL AND GOOD, INC.,

a Delaware corporation

By: Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer

WDB HOLDING MD, INC.,

a Maryland corporation

By: Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Secretary

LENDER:

PELORUS FUND REIT, LLC,

a Delaware limited liability company

By: Name: Dan Leimel

Title: Managing Member